EXHIBIT 4.26

K. HOVNANIAN ENTERPRISES, INC.
HOVNANIAN ENTERPRISES, INC.
AND THE OTHER GUARANTORS PARTY HERETO

11.00% Senior Amortizing Notes due 2017

Fifth Supplemental Indenture

Dated as of October 2, 2012

Supplement to Senior Indenture Dated as of February 14, 2011

WILMINGTON TRUST COMPANY,

as Trustee

TABLE OF CONTENTS

PAGE

ARTICLE 1
SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

Section 1.01. Scope of Supplemental Indenture; General	2

ARTICLE 2
CERTAIN DEFINITIONS

Section 2.01. Certain Definitions	2
Section 2.02. Rules of Construction	12

ARTICLE 3
COVENANTS

Section 3.01. Existence	12
Section 3.02. Payment of Taxes	12
Section 3.03. Reserved	12
Section 3.04. Annual Reports to Trustee	12
Section 3.05. Commission Filings	13
Section 3.06. Guarantees	13
Section 3.07. Limitations on Mergers, Consolidations and Sales of Assets	14
Section 3.08. Payments	15

ARTICLE 4
DEFAULTS AND REMEDIES

Section 4.01. Amendments to Article Five of the Base Indenture	15
Section 4.02. Events of Default	15
Section 4.03. Notice of Defaults	18
Section 4.04. Additional Provisions Related to Events of Default	18

ARTICLE 5
GUARANTEES; RELEASE OF GUARANTOR

Section 5.01. Base Indenture Guarantee	18
Section 5.02. Unconditional Guarantee	19
Section 5.03. Obligations of Each Guarantor Unconditional	20
Section 5.04. Release of a Guarantor	20
Section 5.05. Execution and Delivery of Guarantee	20
Section 5.06. Limitation on Guarantor Liability	21

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ARTICLE 10
[RESERVED]

ARTICLE 11
AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 11.01. Amendments, Supplements and Waivers	30

ARTICLE 12
RELEASE OF ISSUER

Section 12.01. Release of Issuer	31

ARTICLE 13
MISCELLANEOUS

Section 13.01. GOVERNING LAW	31
Section 13.02. No Adverse Interpretation of Other Agreements	31
Section 13.03. Successors and Assigns	31
Section 13.04. Counterparts	31
Section 13.05. Severability	31
Section 13.06. Effect of Headings	32
Section 13.07. Conflict of Any Provision of Indenture with TIA	32
Section 13.08. Ratification of Indenture	32

SCHEDULE:

1.	Guarantors

EXHIBIT:
A.	Form of Amortizing Note
B.	Form of Supplemental Indenture

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FIFTH SUPPLEMENTAL INDENTURE dated as of October 2, 2012 (“Supplemental Indenture”) by and among K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Issuer”), HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Hovnanian”), each of the Guarantors (as defined herein) and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee (the “Trustee”), supplementing the Senior Indenture dated as of February 14, 2011 by and among the Issuer, Hovnanian, the Guarantors and the Trustee (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”).

RECITALS OF THE ISSUER:

WHEREAS, the Issuer has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Issuer’s unsecured and unsubordinated debentures, notes or other evidences of indebtedness (the “Securities”) to be issued in one or more series;

WHEREAS, the Issuer, Hovnanian and the other Guarantors desire and have requested the Trustee to join them in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Issuer of a series of Securities designated as its 11.00% Senior Amortizing Notes due 2017 (the “Amortizing Notes,” and each $231.49 of initial principal amount of such Securities, an “Amortizing Note”), substantially in the form attached hereto as Exhibit A and guaranteed by Hovnanian and the other Guarantors (as defined herein), on the terms set forth herein;

WHEREAS, each Guarantor desires to make the applicable Guarantee provided for in this Indenture;

WHEREAS, the Issuer now wishes to issue Amortizing Notes in an initial aggregate principal amount of $23,149,000, each Amortizing Note initially to be issued as a component of the Units (as defined herein) being issued on the date hereof by Hovnanian and the Issuer pursuant to the Units Agreement, dated as of October 2, 2012, among Hovnanian, the Issuer and Wilmington Trust Company, as Units Agent (the “Units Agreement”);

WHEREAS, Section 8.1 of the Base Indenture provides that a supplemental indenture may be entered into without the consent of the holders of any Securities by the Issuer, Hovnanian and the other Guarantors, and the Trustee for such purpose provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Issuer, Hovnanian and the other Guarantors, and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture have been done;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

In consideration of the premises and the purchase and acceptance of the Amortizing Notes by the Holders thereof, the Issuer, Hovnanian and the other Guarantors mutually covenant and agree with the Trustee, for the equal and ratable benefit of the Holders of the Amortizing Notes, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE 1
SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

Section 1.01.  Scope of Supplemental Indenture; General.  This Supplemental Indenture supplements, and to the extent inconsistent therewith, replaces the provisions of the Base Indenture, to which provisions reference is hereby made.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Amortizing Notes (which shall be initially in the aggregate principal amount of $23,149,000) and shall not apply to any other Securities that may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.  Pursuant to this Supplemental Indenture, there is hereby created and designated a series of Securities under the Indenture entitled “11.00% Senior Amortizing Notes due 2017.”  The Amortizing Notes may be issued in accordance with the provisions of Article Two of the Base Indenture, as modified pursuant to the terms hereof.  The Amortizing Notes shall be guaranteed by the Guarantors as provided in such form and the Indenture.

ARTICLE 2
CERTAIN DEFINITIONS

Section 2.01.  Certain Definitions.  Section 1.1 of the Base Indenture is hereby amended by adding the following definitions in their proper alphabetical order which, in the event of a conflict with the definition of terms in the Base Indenture, shall govern.  Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture.

“Affiliate” means, when used with reference to a specified Person, any Person directly or indirectly controlling, or controlled by or under direct or indirect common control with the Person specified.

“Amortizing Note” and “Amortizing Notes” have the respective meanings ascribed to such terms in the preamble of the Amortizing Notes Supplemental Indenture and includes, for the avoidance of doubt, both Separate Amortizing Notes and Amortizing Notes that constitute part of a Unit.

“Amortizing Notes Supplemental Indenture” means the Fifth Supplemental Indenture, dated as of October 2, 2012, among the Issuer, Hovnanian, certain of its Subsidiaries and the Trustee.

“Applicable Debt” means all Indebtedness of Hovnanian or the Issuer under the Issuer’s or Hovnanian’s senior notes and senior subordinated notes outstanding on the Issue Date.

“Attributable Debt” means, with respect to any Capitalized Lease Obligations, the capitalized amount thereof determined in accordance with GAAP.

“Bankruptcy Law” means title 11 of the United States Code, as amended, or any similar foreign, federal or state law for the relief of debtors.

“Base Indenture” has the meaning ascribed to it in the preamble of the Amortizing Notes Supplemental Indenture.

“Business Day” means, with respect to the Amortizing Notes, any day other than a Saturday, Sunday or any day on which banking institutions in New York, New York are authorized or obligated by applicable law or executive order to close or be closed.

“Capitalized Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person’s capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Issue Date.

“Certificated Amortizing Note” means an Amortizing Note in definitive registered form without interest coupons.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of Hovnanian as it existed on the Issue Date (or, at any time following any Share Exchange Event, any common stock constituting Reference Property at such time).

“close of business” means 5:00 p.m. (New York City time).

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person, and in each case, not entitled to any preference in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of such Person.

“Component Amortizing Note” means an Amortizing Note attached to a Global Unit that (a) shall evidence the number of Amortizing Notes specified therein that are components of the Units evidenced by such Global Unit, (b) shall be registered on the security register for the Amortizing Notes in the name of the Depositary or a nominee thereof, and (c) shall be held by the Units Agent, as custodian of such Global Unit for the Depositary.

“Continuing Director” means a director who either was a member of Hovnanian’s Board of Directors on September 19, 2012 or who becomes a member of Hovnanian’s Board of Directors subsequent to that date and whose election, appointment or nomination for election by Hovnanian’s stockholders is duly approved by a majority of the Continuing Directors on Hovnanian’s Board of Directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by Hovnanian on behalf of Hovnanian’s entire Board of Directors in which such individual is named as nominee for director.  Solely for purposes of this definition, notwithstanding anything to the contrary in the Base Indenture, “Board of Directors” means the board of directors of Hovnanian and does not include any committee thereof or any director or officer to whom such board or any such committee shall have delegated its authority.

“control” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Currency Agreement” of any Person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Default” means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

“Definitive Unit” has the meaning set forth in the Units Agreement.

“DTC” has the meaning ascribed to such term in Section 7.03 of the Amortizing Notes Supplemental Indenture.

“Event of Default” means any event specified as such in Section 4.02(a) of the Amortizing Notes Supplemental Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any statute successor thereto, in each case as amended from time to time, together with the rules and regulations promulgated thereunder.

“Fair Market Value” means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board of Directors of Hovnanian, as evidenced by a resolution of such Board of Directors.

A “Fundamental Change” shall be deemed to have occurred if any of the following occurs at any time after the Issue Date:

(a)           a “person” or “group” within the meaning of Section 13(d) of the Exchange Act (other than Hovnanian, its wholly-owned Subsidiaries, its and their employee benefit plans and, solely with respect to sub-clause (i) below, any Permitted Hovnanian Holder) has become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) (i) of Hovnanian’s Common Equity representing more than 50% of the voting power of Hovnanian’s Common Equity or (ii) of more than 50% of the outstanding shares of Class A Common Stock;

(b)           the consummation of (i) any recapitalization, reclassification or change of the Class A Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Class A Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger or similar transaction involving Hovnanian pursuant to which the Class A Common Stock will be converted into cash, securities or other property; or (iii) any sale, lease, conveyance or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of Hovnanian and its Subsidiaries, taken as a whole, to any Person other than one of Hovnanian’s Subsidiaries; provided, however, that a transaction described in clause (ii) in which the holders of all classes of Hovnanian’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

(c)           Continuing Directors cease to constitute at least a majority of Hovnanian’s Board of Directors;

(d)           Hovnanian’s stockholders approve any plan or proposal for the liquidation or dissolution of Hovnanian; or

(e)           the Class A Common Stock (or other common stock constituting Reference Property) ceases to be listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors);

provided, however, that a transaction or transactions described in clause (a) or (b) above shall not constitute a Fundamental Change if at least 90% of the consideration received or to be received by the holders of Class A Common Stock, excluding cash payments for fractional shares, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions, and such transaction or transactions constitute a Share Exchange Event as a result of which such consideration will constitute Reference Property.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Issue Date.

“Global Amortizing Note” means a Global Security evidencing Amortizing Notes in the form of Exhibit A hereto.

“Global Amortizing Note Holder” has the meaning ascribed to such term in Section 7.03 of the Amortizing Notes Supplemental Indenture.

“Global Unit” has the meaning ascribed to such term in the Units Agreement.

“guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person:

(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

(b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof, in whole or in part;

provided that the term “guarantee” does not include endorsements for collection or deposit in the ordinary course of business.  The term “guarantee” used as a verb has a corresponding meaning.

“Guarantee” has the meaning ascribed to it in Section 5.02 of the Amortizing Notes Supplemental Indenture.

“Guarantee Notation” means a Guarantee Notation substantially in the form included in the form of Amortizing Note attached as Exhibit A to the Amortizing Notes Supplemental Indenture.

“Guarantors” means (a) initially, Hovnanian and each of the other Guarantors signatory hereto as set forth on Schedule 1 to the Amortizing Notes Supplemental Indenture, and (b) each of Hovnanian’s Subsidiaries that executes a supplemental indenture in the form of Exhibit B to the Amortizing Notes Supplemental Indenture providing for the guarantee of the payment of the Amortizing Notes, or any successor obligor under its Guarantee pursuant to Article Nine of the Base Indenture (as modified by Section 3.07 of the Amortizing Notes Supplemental Indenture), in each case, unless and until such Guarantor is released from its Guarantee pursuant to the Indenture.

“Holder”, “Holder of Securities”, “Securityholder” and similar terms mean in the case of an Amortizing Note, the Person in whose name such Amortizing Note is registered in the books of the security register for the Amortizing Notes.

“Hovnanian” has the meaning ascribed to it in the preamble of the Amortizing Notes Supplemental Indenture and shall also refer to any successor under the Indenture.

“Indebtedness” of any Person means, without duplication,

(a)           any liability of such Person (i) for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments (other than standby letters of credit or similar instruments issued for the benefit of, or surety, performance, completion or payment bonds, earnest money notes or similar purpose undertakings or indemnifications issued by, such Person in the ordinary course of business), (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than any obligation to pay a contingent purchase price which, as of the date of incurrence thereof, is not required to be recorded as a liability in accordance with GAAP), or (iii) in respect of Capitalized Lease Obligations (to the extent of the Attributable Debt in respect thereof);

(b)           any Indebtedness of others that such Person has guaranteed to the extent of the guarantee, provided, however, that Indebtedness of such Person will not include the obligations of such Person under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages at prices no greater than 98% of the principal amount thereof;

(c)           to the extent not otherwise included, the obligations of such Person under Currency Agreements or Interest Protection Agreements to the extent recorded as liabilities not constituting Interest Incurred, net of amounts recorded as assets in respect of such agreements, in accordance with GAAP; and

(d)           all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

provided that Indebtedness shall not include accounts payable, liabilities to trade creditors of such Person or other accrued expenses arising in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be (i) the outstanding balance at such date of all unconditional obligations as described above, net of any unamortized discount to be accounted for as Interest Expense, in accordance with GAAP, (ii) the maximum liability of such Person for any contingent obligations under clause (a) above at such date, net of an unamortized discount to be accounted for as Interest Expense in accordance with GAAP, and (iii) in the case of clause (d) above, the lesser of (x) the Fair Market Value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (y) the amount of the Indebtedness secured.

“Indenture” has the meaning ascribed to it in the preamble of the Amortizing Notes Supplemental Indenture.

“Initial Principal Amount” means $231.49 per Amortizing Note.

“Installment Payment” has the meaning ascribed to it in Section 7.02(a) of the Amortizing Notes Supplemental Indenture.

“Installment Payment Date” means each June 1 and December 1, commencing on June 1, 2013 and ending on the Maturity Date.

“Installment Payment Period” means the period from, and including, the Issue Date to, but excluding, the first Installment Payment Date and each subsequent full six-month period from, and including, an Installment Payment Date to, but excluding, the immediately succeeding Installment Payment Date.

“Interest Expense” of any Person for any period means, without duplication, the aggregate amount of (a) interest which, in conformity with GAAP, would be set opposite the caption “interest expense” or any like caption on an income statement for such Person (including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, the net costs (but reduced by net gains)

associated with Currency Agreements and Interest Protection Agreements, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other non-cash interest expense (other than interest and other charges amortized to cost of sales)), and (b) all interest actually paid by the Issuer or any Guarantor under any guarantee of Indebtedness (including, without limitation, a guarantee of principal, interest or any combination thereof) of any Person other than the Issuer or any Guarantor during such period; provided that Interest Expense shall exclude any expense associated with the complete write-off of financing fees and expenses in connection with the repayment of any Indebtedness.

“Interest Incurred” of any Person for any period means, without duplication, the aggregate amount of (a) Interest Expense and (b) all capitalized interest and amortized debt issuance costs.

“Interest Protection Agreement” of any Person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates with respect to Indebtedness permitted to be incurred under the indentures governing the Applicable Debt then outstanding.

“Issue Date” means October 2, 2012.

“Issuer” has the meaning ascribed to it in the preamble of the Amortizing Notes Supplemental Indenture and shall also refer to any successor obligor under the Indenture.

“Lien” means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

“Maturity Date” means December 1, 2017.

“Mortgage Subsidiary” means any Subsidiary of Hovnanian substantially all of whose operations consist of the mortgage lending business.

“Non-Recourse Indebtedness” with respect to any Person means Indebtedness of such Person for which (a) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness and such property was acquired with the proceeds of such Indebtedness or such Indebtedness was incurred within 90 days after the acquisition of such property and (b) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness that is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse to the borrower, any guarantor or any other Person for (i)

environmental warranties and indemnities, or (ii) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics’ liens.

“Paying Agent” refers to a Person engaged to perform the obligations of the Trustee in respect of payments made or funds held under the Indenture in respect of the Amortizing Notes.

“Permitted Hovnanian Holders” means, collectively, Ara K. Hovnanian, the members of his immediate family and the members of the immediate family of the late Kevork S. Hovnanian, the respective estates, spouses, heirs, ancestors, lineal descendants, legatees and legal representatives of any of the foregoing and the trustee of any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof, or any entity of which any of the foregoing, individually or collectively, beneficially own more than 50% of the Common Equity.

“Property” of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

“Reference Property” means any stock, other securities or other property or assets into which the Class A Common Stock is converted, or for which the Class A Common Stock is exchanged, as a result of a Share Exchange Event.

“Registrar” means a Person engaged to maintain the security register for the Amortizing Notes.

“Regular Record Date” means, with respect to any Installment Payment Date, the close of business on May 15 or November 15, as applicable.

“Repayment Event” has the meaning ascribed to it in Section 5.04 of the Amortizing Notes Supplemental Indenture.

“Repurchase Date” shall be a date specified by the Issuer in the Repurchase Right Notice, which date shall be at least 20 but not more than 45 Business Days following the date of the Repurchase Right Notice.

“Repurchase Notice” means a notice in the form entitled “Form of Repurchase Notice” on the reverse side of the Amortizing Notes.

“Repurchase Price” means, with respect to an Amortizing Note to be repurchased pursuant to Article 9 of the Amortizing Notes Supplemental Indenture, an amount equal to the principal amount of such Amortizing Note as of the Repurchase Date, plus accrued and unpaid interest, if any, on such principal amount from, and including, the immediately preceding Installment Payment Date (or, if none, from, and including, the Issue Date) to, but excluding, such Repurchase Date, calculated at a rate of 11.00% per annum; provided that, if the Repurchase Date falls after a Regular Record Date and on or prior to the immediately succeeding Installment Payment Date, the Installment Payment payable on such Installment Payment Date shall be paid on such Installment Payment Date to the Holder as of such Regular Record Date and shall not be included in the Repurchase Price per Amortizing Note.

“Repurchase Right” has the meaning ascribed to it in Section 9.01 of the Amortizing Notes Supplemental Indenture.

“Repurchase Right Notice” has the meaning ascribed to it in Section 9.02 of the Amortizing Notes Supplemental Indenture.

“Reverse Merger Fundamental Change” means any Fundamental Change as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof.

“Separate Amortizing Note” means an Amortizing Note that is not included as a component of a Unit.

“Share Exchange Event” means (i) any recapitalization, reclassification or change of the Class A Common Stock (other than changes resulting from a subdivision or combination), (ii) any consolidation, merger or combination or similar transaction involving Hovnanian, (iii) any sale, lease or other transfer to a third party of all or substantially all of the consolidated assets of Hovnanian and its subsidiaries, or (iv) any statutory share exchange, in each case, as a result of which the Class A Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof).

“Significant Subsidiary” means any Subsidiary of Hovnanian which would constitute a “significant subsidiary” as defined in Rule 1-02(w)(1) or (2) of Regulation S-X under the Securities Act and the Exchange Act as in effect on the Issue Date.

“Subsidiary” of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity is at the time directly or indirectly owned or controlled by such Person.

“Successor” has the meaning ascribed to it in Section 3.07(b)(i) of the Amortizing Notes Supplemental Indenture.

“Supplemental Indenture” has the meaning ascribed to it in the preamble of the Amortizing Notes Supplemental Indenture.

“TIA” means the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” means the party named in the preamble of the Amortizing Notes Supplemental Indenture until a successor replaces such party in accordance with the applicable provisions of the Indenture and thereafter means the successor serving under the Indenture.

“Unit” and “Units” have the respective meanings ascribed to such terms in the Units Agreement.

“Units Agent” has the meaning ascribed to it in the Units Agreement.

“Units Agreement” has the meaning ascribed to it in the preamble of the Amortizing Notes Supplemental Indenture.

Section 2.02.  Rules of Construction.  Unless the context otherwise requires or except as otherwise expressly provided, an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.

ARTICLE 3
COVENANTS

Section 3.01.  Existence.  Hovnanian and the Issuer shall each do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of the other Guarantors in accordance with their respective organizational documents, and the material rights, licenses and franchises of Hovnanian, the Issuer and each other Guarantor; provided that Hovnanian and the Issuer are not required to preserve any such right, license or franchise, or the existence of any other Guarantor, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of Hovnanian, the Issuer and the other Guarantors taken as a whole; and provided further that this Section 3.01 shall not prohibit any transaction otherwise permitted by Section 3.07.

Section 3.02.  Payment of Taxes.  Hovnanian shall pay or discharge, and cause each of its Significant Subsidiaries to pay or discharge before the same become delinquent all material taxes, assessments and governmental charges levied or imposed upon Hovnanian or any Significant Subsidiary or its income or profits or property, other than any such tax, assessment or charge the amount, applicability or validity of which is being contested in good faith by appropriate proceedings.

Section 3.03.  Reserved.

Section 3.04.  Annual Reports to Trustee. Hovnanian shall deliver to the Trustee, within 120 days after the end of each fiscal year of Hovnanian (which as of the Issue Date is October 31) ending after the date hereof, an Officers’ Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of Hovnanian), stating whether or not the signers thereof are aware of any Default or Event of Default, and if so, specifying all such Defaults or Events of Default and the nature and status thereof and what action Hovnanian or the Issuer, as the case may be, is taking or proposes to take with respect thereto. In addition, Hovnanian shall promptly deliver to the Trustee written notice of the occurrence of any Default or Event of Default and the status thereof.

Section 3.05.  Commission Filings.

(a)        Section 3.05(b) shall supersede Section 4.3(a) of the Base Indenture in its entirety and all references in the Base Indenture to such Section 4.3(a) shall be deemed, for the purposes of the Amortizing Notes, to be references to Section 3.05(b).

(b)        Hovnanian shall file with the Commission the annual reports and the information, documents and other reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act.  Any documents or other reports that Hovnanian is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act must be filed by Hovnanian with the Trustee within 15 calendar days after the same are filed with the Commission.  In the event that Hovnanian is no longer subject to such periodic reporting requirements of the Exchange Act, Hovnanian shall nevertheless continue to file reports with the Commission and the Trustee and deliver such reports to each Holder of Amortizing Notes as if it were subject to such reporting requirements.  Regardless of whether Hovnanian is required to furnish such reports to its stockholders pursuant to the Exchange Act, it shall cause its consolidated financial statements and a “Management’s Discussion and Analysis of Results of Operations and Financial Condition” written report, similar to those that would have been required to appear in annual or quarterly reports filed pursuant to the Exchange Act, to be delivered to Holders of Amortizing Notes.  The posting of the reports, information and documents referred to in this Section 3.05(b) on Hovnanian’s website or one maintained on its behalf for such purpose shall be deemed to satisfy Hovnanian’s delivery obligations under this Section 3.05(b) to the Trustee and the Holders with respect thereto.  Any such document that Hovnanian files with the Commission via the Commission’s EDGAR system shall be deemed to be filed with the Trustee for purposes of this Section 3.05(b) at the time such document is filed via the EDGAR system or posted on Hovnanian’s website or a site maintained on Hovnanian’s behalf.  The Trustee shall have no obligation to determine whether or not such information, documents or reports have been filed through the EDGAR filing system.  Delivery of the reports and documents described in this Section 3.05(b) to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Hovnanian’s or the Issuer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officers’ Certificate).

Section 3.06.  Guarantees.  Hovnanian and each Subsidiary set forth on Schedule 1 hereto shall provide a Guarantee. Hovnanian shall be permitted to cause any other

Subsidiary of Hovnanian to provide a Guarantee.  If any Subsidiary of Hovnanian that is not a Guarantor at any time after the date of this Supplemental Indenture guarantees the Issuer’s obligations under any Applicable Debt then outstanding, such Subsidiary must provide a Guarantee.

A Subsidiary required to provide a Guarantee pursuant to Section 5.04 or the immediately preceding sentence shall execute a Guarantee Notation, execute a supplemental indenture in the form of Exhibit B hereto, and deliver an Opinion of Counsel to the Trustee to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a valid and binding obligation of such Subsidiary, enforceable against such Subsidiary in accordance with its terms (subject to customary exceptions).

Section 3.07.  Limitations on Mergers, Consolidations and Sales of Assets.

(a)        This Section 3.07 shall replace the provisions contained in Sections 9.1 and 9.2 of the Base Indenture in their entirety and all references to Sections 9.1 and 9.2 in the Base Indenture or any provision thereof shall be deemed, for the purposes of the Amortizing Notes, to be references to this Section 3.07.

(b)        Neither the Issuer nor any Guarantor shall consolidate or merge with or into, or sell, lease, convey or otherwise transfer all or substantially all of its assets (including, without limitation, by way of liquidation or dissolution), or assign any of its obligations under the Amortizing Notes, the Guarantees or the Indenture (as an entirety or substantially as an entirety in one transaction or in a series of related transactions), to any Person (in each case other than in a transaction in which Hovnanian, the Issuer or a Guarantor is the survivor of such consolidation or merger, or the transferee in such sale, lease, conveyance or other disposition, as the case may be) unless:

(i)            the Person formed by or surviving such consolidation or merger (if other than Hovnanian, the Issuer or the Guarantor, as the case may be), or to which such sale, lease, conveyance or other disposition or assignment will be made (collectively, the “Successor”), is a corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all of the obligations of Hovnanian, the Issuer or the Guarantor, as the case may be, under the Amortizing Notes or the relevant Guarantee, as the case may be, and the Indenture; and

(ii)           immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing.

The foregoing provisions shall not apply to a transaction involving the sale or disposition of Capital Stock of a Guarantor, or the consolidation or merger of a Guarantor, or the sale, lease, conveyance or other disposition of all or substantially all of the assets of a Guarantor, that in any such case results in such Guarantor being released from its Guarantee pursuant to Section 5.04.

Section 3.08. Payments. The Issuer covenants and agrees that it shall deposit with the Trustee (or paying agent) all amounts due and payable on each of the Amortizing Notes on or prior to noon, New York City time, on the respective payment dates.

ARTICLE 4
DEFAULTS AND REMEDIES

Section 4.01.  Amendments to Article Five of the Base Indenture.  Article Five of the Base Indenture is modified as set forth in this Article 4.  All references in the Base Indenture to Article Five of the Base Indenture or any provision thereof shall be deemed, for the purposes of the Amortizing Notes, to be references to such provision of the Base Indenture as modified by this Article 4.

Section 4.02.  Events of Default.

(a)        “Event of Default” means any one or more of the following events (and shall not include any of the events set forth in the first paragraph of Section 5.1 of the Base Indenture):

(i)        the failure by the Issuer and the Guarantors to pay the Repurchase Price of any Amortizing Notes when the same shall become due and payable;

(ii)       the failure by the Issuer and the Guarantors to pay any Installment Payment on any Amortizing Notes as and when the same shall become due and payable and continuance of such failure for a period of 30 days;

(iii)      the failure by the Issuer to deliver a Repurchase Right Notice pursuant to Section 9.02 when due;

(iv)     the failure by the Issuer or any Guarantor to comply with its obligations under Section 3.07;

(v)      the failure by the Issuer or any Guarantor to comply with any of its other agreements or covenants in, or provisions of, the Amortizing Notes, the Guarantees or the Indenture and such failure continues for the period and after the notice specified in Section 4.02(b) below;

(vi)     the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Issuer or any Guarantor that has an outstanding principal amount of $25.0 million or more, individually or in the aggregate, and such acceleration does not cease to exist, or such Indebtedness is not satisfied, in either case within 30 days after such acceleration;

(vii)    the failure by the Issuer or any Guarantor to make any principal or interest payment in an amount of $25.0 million or more, individually or in the aggregate, in respect of Indebtedness (other than Non-Recourse Indebtedness) of the Issuer or any Guarantor within 30 days of such principal or interest becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);

(viii)   a final judgment or judgments that exceed $25.0 million or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction against the Issuer or any Guarantor and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;

(ix)      the Issuer, Hovnanian or any Guarantor that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(A)    commences a voluntary case;

(B)    consents to the entry of an order for relief against it in an involuntary case;

(C)    consents to the appointment of a Custodian of it or for all or substantially all of its property; or

(D)    makes a general assignment for the benefit of creditors;

(x)       a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)    is for relief against the Issuer, Hovnanian or any Guarantor that is a Significant Subsidiary as debtor in an involuntary case;

(B)    appoints a Custodian of the Issuer, Hovnanian or any Guarantor that is a Significant Subsidiary or a Custodian for all or substantially all of the property of the Issuer, Hovnanian or any Guarantor that is a Significant Subsidiary; or

(C)    orders the liquidation of the Issuer, Hovnanian or any Guarantor that is a Significant Subsidiary,

and the order or decree remains unstayed and in effect for 60 days; or

(xi)      any Guarantee of Hovnanian or a Guarantor that is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and the Indenture) or is declared null and void and unenforceable or found to be invalid, or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor from its Guarantee in accordance with the terms of the Indenture and such Guarantee).

(b)                       A Default as described in Section 4.02(a)(v) above shall not be deemed an Event of Default until the Trustee notifies the Issuer, or the Holders of at least 25% in principal amount of the then outstanding Amortizing Notes notify the Issuer and the Trustee, of the Default and the Issuer does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.” If such a Default is cured within such time period, it ceases to be a Default.

(c)                        The second and third paragraphs of Section 5.1 of the Base Indenture shall be deemed to be replaced, with respect to the Amortizing Notes, in their entirety, with the following:

“If an Event of Default (other than an Event of Default with respect to Hovnanian or the Issuer set forth in Section 4.02(a)(ix) or (x) of the Amortizing Notes Supplemental Indenture), shall have occurred and be continuing under the Indenture, the Trustee by notice to the Issuer, or the Holders of at least 25% in principal amount of the Amortizing Notes then outstanding by notice to the Issuer and the Trustee, may declare all Amortizing Notes to be due and payable immediately. Upon such declaration of acceleration, all future, scheduled Installment Payments on the Amortizing Notes shall be due and payable immediately. If an Event of Default with respect to Hovnanian or the Issuer specified in Section 4.02(a)(ix) or (x) of the Amortizing Notes Supplemental Indenture occurs, such an amount shall automatically become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee, the Issuer, any Guarantor or any Holder.  This provision, however, is subject to the condition that, if at any time after the future, scheduled Installment Payments on the Amortizing Notes shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured Installment Payments, if any, upon all of the Amortizing Notes and the principal of any and all Amortizing Notes which shall have become due otherwise than by acceleration (with interest on overdue amounts, if any, to the extent that payment of such interest is enforceable under applicable law and on such principal at the rate borne by the Amortizing Notes to the date of such payment or deposit) and the reasonable compensation, disbursements, expenses and advances of the Trustee and all other amounts due the Trustee under Section 6.6 of the Base Indenture, and if (i) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) any and all existing Events of Default, other than the nonpayment of any Installment Payments that shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 5.7 of the Base Indenture, then and in every such case the Holders of a majority in aggregate principal amount of the Amortizing Notes then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. ”

(d)                       The fifth paragraph of Section 5.1 of the Base Indenture shall be deemed to be replaced, with respect to the Amortizing Notes, in its entirety, with the following:

“Except with respect to an Event of Default pursuant to Section 4.02(a)(i) or (ii) of the Amortizing Notes Supplemental Indenture, the Trustee shall not be charged with knowledge of any Default or Event of Default or knowledge of any cure of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge of such Default or Event of Default, or written notice thereof shall have been given to a Responsible Officer by the Issuer, Hovnanian or any Holder of the Amortizing Notes.”

(e)                        Section 5.7 of the Base Indenture is hereby amended by inserting the following phrase at the end of the first sentence thereof: “or is in conflict with the terms of the Indenture”.

Section 4.03.  Notice of Defaults. This Section 4.03 replaces Section 5.8 of the Base Indenture in its entirety.  The Trustee shall, within 90 days after the occurrence of a default with respect to the Amortizing Notes, mail to all Holders of the Amortizing Notes, as the names and the addresses of such Holders appear upon the Securities register, at the Issuer’s expense, notice of all defaults known to the Trustee with respect to the Amortizing Notes, unless such defaults shall have been cured or waived before the giving of such notice (the term “defaults” for the purpose of this Section 4.03 being hereby defined to be any Event of Default defined in Section 4.02, not including periods of grace, if any, provided for therein and irrespective of the giving of the written notice specified in Section 4.02(a)(v) but in the case of any default of the character specified in Section 4.02(a)(v) no such notice to Holders shall be given until at least 60 days after the giving of written notice thereof to the Issuer pursuant to Section 4.02(a)(v)); provided, however, that, except in the case of default in the payment of any Installment Payment or any default resulting from a failure to comply with any obligation under Article 9, the Trustee shall be protected in withholding such notice if and so long as the Trustee determines that the withholding of such notice is in the Holders’ interests.

Section 4.04.  Additional Provisions Related to Events of Default.  The provisions of Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, and 5.9 of the Base Indenture shall apply to the Amortizing Notes, in each case, except as provided above.

ARTICLE 5
GUARANTEES; RELEASE OF GUARANTOR

Section 5.01.  Base Indenture Guarantee.  Article Thirteen of the Base Indenture is hereby replaced in its entirety by this Article 5.  All references in the Base Indenture to

Article Thirteen or any provision thereof shall be deemed, for the purposes of the Amortizing Notes, to be references to this Article 5, and all references in the Base Indenture to “Guarantees” shall be deemed, for the purposes of the Amortizing Notes, to be references to the Guarantees as defined herein.

Section 5.02.  Unconditional Guarantee.  Each of the Guarantors hereby unconditionally guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Amortizing Notes or the obligations of the Issuer hereunder or thereunder, that (i) the due and punctual payment of the principal of, interest on (including, without limitation, Installment Payments and the Repurchase Price of any Amortizing Notes payable pursuant to Article 9, if applicable), and all other amounts owing with respect to the Amortizing Notes, whether on the Maturity Date, on any Repurchase Date or on any Installment Payment Date, by acceleration or otherwise, if lawful, and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full when due or performed in accordance with the terms hereof and thereof, including all amounts payable to the Trustee, and (ii) in case of any extension of time of payment or renewal of any Amortizing Notes or any of such other obligations, the same shall be promptly paid in full when due or shall be performed in accordance with the terms of the extension or renewal, whether on the applicable due dates, by acceleration or otherwise (each such guarantee, a “Guarantee”).

If the Issuer fails to make any payment when due of any amount so guaranteed or any other obligation hereunder is not satisfied in full when required for whatever reason, each Guarantor shall be obligated to immediately pay the same or satisfy such obligation, as the case may be.  Each Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of, and shall be unaffected by, the validity or enforceability of the Amortizing Notes, the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder or the Trustee with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor.  If any Holder is required by any court or otherwise to return to the Issuer or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Issuer or such Guarantor, any amount paid by the Issuer or any Guarantor to the Trustee or such Holder, this Article 5, to the extent theretofore discharged, shall be reinstated in full force and effect.  Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment and satisfaction in full of all obligations guaranteed hereby.

The Guarantee set forth in this Section 5.02 shall not be valid or become obligatory for any purpose with respect to an Amortizing Note until the certificate of authentication on such Amortizing Note shall have been signed by the Trustee or any duly appointed agent.

Section 5.03.  Obligations of Each Guarantor Unconditional.  Nothing contained in this Article 5 or elsewhere in the Indenture or in any Amortizing Note is intended to or shall impair, as between any Guarantor and the Holders, the obligations of such Guarantor, which are absolute and unconditional, to pay to the Holders the principal of and interest on the Amortizing Notes (including, without limitation, Installment Payments and the Repurchase Price of any Amortizing Notes payable pursuant to Article 9, if applicable) as and when the same shall become due and payable and to satisfy all other obligations hereunder when the same shall be required to be satisfied, in each case, in accordance with the provisions of the Guarantee or is intended to or shall affect the relative rights of the Holders and creditors of such Guarantor, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon any Event of Default under the Indenture in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy.

Upon any distribution of assets of a Guarantor referred to in this Article 5, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5.

Section 5.04.  Release of a Guarantor.  Upon the release of the guarantee by a Guarantor of all then outstanding Applicable Debt, the Guarantee of such Guarantor under the Indenture shall be automatically and unconditionally released and discharged from all obligations in respect of the Amortizing Notes upon notice from Hovnanian to the Trustee to such effect, without any further action required on the part of the Trustee or any Holder of the Amortizing Notes.  If any such released Guarantor thereafter guarantees any Applicable Debt (or if any released guarantee under any Applicable Debt is reinstated or renewed), then such released Guarantor shall guarantee the Amortizing Notes on the terms and conditions set forth in the Indenture.  Notwithstanding the foregoing, if all Applicable Debt ceases to be outstanding (a “Repayment Event”), no Guarantee shall be released or provided on account of such Repayment Event; provided that if any event occurs thereafter that would have caused any Subsidiary of Hovnanian to be released from its Guarantee, or to provide a Guarantee, if the Applicable Debt were still outstanding (pursuant to the terms of the Applicable Debt on the Issue Date), such Subsidiary shall be released from, or shall provide, as the case may be, such Guarantee.

Section 5.05.  Execution and Delivery of Guarantee.  The execution by each Guarantor of the Indenture (or a supplemental indenture in the form of Exhibit B) together with an executed Guarantee Notation substantially in the form included in the form of Amortizing Note attached as Exhibit A hereto evidences the Guarantee of such

Guarantor, whether or not the person signing as an officer of the Guarantor still holds that office at the time of authentication of any Amortizing Note.  The delivery of any Amortizing Note by the Trustee after authentication constitutes due delivery of the Guarantee set forth in the Indenture on behalf of each Guarantor.

Section 5.06.  Limitation on Guarantor Liability.  Notwithstanding anything to the contrary in this Article, each Guarantor, and by its acceptance of Amortizing Notes, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the Bankruptcy Law or any comparable provision of state or foreign law.  To effectuate that intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under its Guarantee are limited to the maximum amount that, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, will result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.  Each Guarantor other than Hovnanian that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in an amount pro rata, based on the net assets of each Guarantor, determined in accordance with GAAP.

Section 5.07.  Article 5 Not to Prevent Events of Default.  The failure by the Guarantors to make a payment on account of principal or interest (including, without limitation, Installment Payments and the Repurchase Price of any Amortizing Notes payable pursuant to Article 9, if applicable) on the Amortizing Notes, or to satisfy any other obligation hereunder, by reason of any provision in this Article 5 shall not be construed as preventing the occurrence of any Event of Default.

Section 5.08.  Waiver by the Guarantors.  Each Guarantor hereby irrevocably waives, to the extent permitted by applicable law, diligence, presentment, demand of payment, demand of performance, filing of claims with a court in the event of insolvency of bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest, notice and all demand whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Amortizing Notes, in the Indenture and in this Article 5.

Section 5.09.  Subrogation and Contribution.  Upon making any payment with respect to, or otherwise satisfying, any obligation of the Issuer under this Article 5, the Guarantor making such payment or otherwise satisfying such obligation shall be subrogated to the rights of the payee against the Issuer with respect to such obligation; provided that the Guarantor may not enforce either any right of subrogation, or any right to receive payment in the nature of contribution, or otherwise, from any other Guarantor, with respect to such payment so long as any amount payable by the Issuer hereunder or under the Amortizing Notes remains unpaid, or any other obligation of the Issuer hereunder has not been satisfied.

Section 5.10.  Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the Issuer under the Indenture or the Amortizing Notes is stayed upon the insolvency, bankruptcy or reorganization of the Issuer, all such amounts otherwise subject to acceleration under the terms of the Indenture are nonetheless payable by the Guarantors hereunder forthwith on demand by the Trustee or the Holders.

Section 5.11.  Guarantors as “obligors” for Provisions Included in the Indenture Pursuant to the TIA.  Each provision included in the Indenture which is required to be included by any of Sections 310 to 317 of the TIA, inclusive, or is deemed applicable to the Indenture by virtue of the provisions of the TIA, and which applies to an “obligor,” as that term is defined under the TIA, shall apply to each of the Guarantors.

ARTICLE 6
DEFEASANCE

Section 6.01.  Defeasance.  Except as stated below, the provisions of Article Ten of the Base Indenture shall apply to the Amortizing Notes in their entirety; provided that the “obligations” referred to in each of Section 10.2 and Section 10.3 of the Base Indenture shall also apply to the “obligations” of the Guarantors with respect to their Guarantees in the case of Section 10.2 of the Base Indenture and with respect to the covenants and Events of Default specified herein in the case of Section 10.3 of the Base Indenture.

Section 6.02.  Additional Provisions to Survive Legal Defeasance and Discharge.  Section 10.2 of the Base Indenture is hereby amended to (x) replace the reference to “clauses (a) and (b) below” with a reference to “clauses (a), (b), (e) and (f) below”,  (y) delete the “and” following clause (c) and before clause (d) of such section and to replace it with “;” and (z) add the following clauses (e) and (f) to the end of such section, “(e) the rights of registration of transfer and exchange of the Amortizing Notes; and (f) the rights of Holders of Amortizing Notes that are beneficiaries with respect to property so deposited with the Trustee payable to all or any of them”.

Section 6.03.  Provisions to Survive Covenant Defeasance and Discharge.  Notwithstanding the foregoing, no Covenant Defeasance or discharge pursuant Section 10.9 of the Base Indenture shall affect the following obligations to, or rights of, the Holders of the Amortizing Notes:

(a)                        the rights of Holders of Outstanding Amortizing Notes to receive payments in respect of the principal of, and interest on, the Amortizing Notes (including, without limitation, Installment Payments and the Repurchase Price payable with respect to any

Amortizing Notes pursuant to Article 9, if applicable) when such payments are due from the trust referred to in Section 10.5 of the Base Indenture;

(b)                       the Issuer’s obligations with respect to the Amortizing Notes concerning mutilated, destroyed, lost or stolen Amortizing Notes and the maintenance of an office or agency for payment and money for security payments held in trust;

(c)                        the rights, powers, trusts, duties and immunities of the Trustee, and the Issuer’s obligations in connection therewith;

(d)                       the rights of registration of transfer and exchange of the Amortizing Notes; and

(e)                        the rights of Holders of Amortizing Notes that are beneficiaries with respect to property so deposited with the Trustee payable to all or any of them.

Section 6.04.  Additional Covenant Defeasance.  In addition to the “obligations” referred to in Section 10.3 of the Base Indenture, “Covenant Defeasance”, as defined in such Section, shall also apply to the release of obligations of the Guarantors set forth in Section 5.02 and each Guarantor’s obligations under its Guarantee, and clauses (v) (with respect to the covenants so defeased), (vi), (vii), (viii) and (xi) of  Section 4.02(a) shall no longer constitute Events of Default.

Section 6.05.  Other Amendments.

(a)                        Section 10.4(a) of the Base Indenture is hereby amended by replacing the words “on the stated maturity thereof” with the words “on the applicable due date therefor”.

(b)                       Section 10.4(b) of the Base Indenture is hereby amended by replacing the words “the date of this Indenture” with “October 2, 2012” and by replacing the word “Holders” with “beneficial owners”.

(c)                        Section 10.6 of the Base Indenture is hereby amended by inserting the words “and the Guarantors” immediately following the words “look only to the Issuer”.

ARTICLE 7
THE AMORTIZING NOTES

Section 7.01.  Form of Amortizing Notes.

(a)                        The Amortizing Notes will initially be issued as Component Amortizing Notes in the form of Attachment 4 to the form of Global Unit attached as Exhibit A to the Units Agreement, and will be attached to the related Global Unit and registered in the name of the Depositary or a nominee thereof and held by the Units Agent, as custodian of such Global Unit for the Depositary. On the Issue Date, each of the following shall be issued and authenticated hereunder: (i) a Component Amortizing Note with an initial balance of 100,000 Amortizing Notes and (ii) a Global Amortizing Note with an initial balance of zero Amortizing Notes.

(b)                       Upon any separation or recreation of Global Units or any other event that would cause any Amortizing Notes included in a Unit to be issued as Separate Amortizing Notes, (x) in the case of a Global Unit, the Depositary and the Trustee shall reflect on their books and records the appropriate increases and decreases in the number of Amortizing Notes represented by the Separate Amortizing Note in global form and the Amortizing Note included as a component of a Global Unit, or (y) in the case of a Definitive Unit, the Trustee shall exchange Separate Amortizing Notes for Amortizing Notes to be included as a component of a Unit, or vice versa as the case may be, in each case, in accordance with the Units Agreement.

(c)                        The terms of such Amortizing Notes are herein incorporated by reference and are part of this Supplemental Indenture.

(d)                       The Amortizing Notes shall be issuable in denominations initially equal to the Initial Principal Amount and integral multiples in excess thereof.

Section 7.02.  Installment Payments.

(a)                        The Issuer shall pay installments on the Amortizing Notes (each such payment, an “Installment Payment”) in cash at the place, at the respective times and in the manner provided in the Amortizing Notes.

(b)                       On the first Installment Payment Date occurring on June 1, 2013, the Issuer shall pay, in cash, an Installment Payment with respect to each Amortizing Note in an amount equal to $39.83 per Amortizing Note, and on each Installment Payment Date thereafter, the Issuer shall pay, in cash, equal semi-annual Installment Payments with respect to each Amortizing Note in an amount equal to $30.00 per Amortizing Note; provided that, in respect of any Certificated Amortizing Note, the final Installment Payment shall be made only against surrender of such Certificated Amortizing Note to the Paying Agent.

(c)                        Each Installment Payment shall constitute a payment of interest (at a rate of 11.00% per annum) and a partial repayment of principal on the Amortizing Note, allocated as set forth in the schedule below:

Scheduled Installment Payment Date	Amount of Principal	Amount of Interest
June 1, 2013	$22.92	$16.91
December 1, 2013	$18.53	$11.47
June 1, 2014	$19.55	$10.45

Scheduled Installment Payment Date	Amount of Principal	Amount of Interest
December 1, 2014	$20.62	$9.38
June 1, 2015	$21.76	$8.24
December 1, 2015	$22.95	$7.05
June 1, 2016	$24.22	$5.78
December 1, 2016	$25.55	$4.45
June 1, 2017	$26.95	$3.05
December 1, 2017	$28.44	$1.56

(d)                       Each Installment Payment for any Installment Payment Period shall be computed on the basis of a 360-day year of twelve 30-day months. If an Installment Payment is payable for any period shorter or longer than a full Installment Payment Period, such Installment Payment shall be computed on the basis of the actual number of days elapsed per 30-day month. Furthermore, if any date on which an Installment Payment is payable is not a Business Day, then payment of the Installment Payment on such date shall be made on the next succeeding day that is a Business Day, and without any interest or other payment in respect of any such delay. However, if such Business Day is in the next succeeding calendar year, then such Installment Payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date when such Installment Payment was originally due.

Section 7.03.  Depositary.  The Depositary for the Global Amortizing Note shall initially be The Depository Trust Company (“DTC”).  The Global Amortizing Note (which shall initially have a balance of zero Amortizing Notes) shall be deposited on or about the Issue Date with, or on behalf of, DTC and registered in the name of Cede & Co., as nominee of DTC (such nominee being referred to herein as the “Global Amortizing Note Holder”).

Section 7.04.  Certificated Amortizing Notes.

(a)                        The seventh paragraph of Section 2.8 of the Base Indenture shall be deemed, with respect to the Amortizing Notes, to be modified by inserting after “Section 2.8” in the first line thereof the parenthesis “(other than in accordance with the terms of the following paragraph)”.

(b)                       The eighth and ninth paragraphs of Section 2.8 of the Base Indenture shall be deemed, with respect to the Amortizing Notes, to be replaced in their entirety with the following:

“If:

(i)                                     the Depositary is unwilling or unable to continue as Depositary for such Global Amortizing Note and the Issuer is unable to find a qualified replacement for such Depositary within 90 days;

(ii)                                  at any time the Depositary ceases to be a clearing agency registered under the Exchange Act; or

(iii)                               an Event of Default, or any failure on the part of the Issuer or Hovnanian to observe or perform any covenant or agreement in the Indenture has occurred and is continuing and the beneficial owner of any Amortizing Notes represented by a Global Amortizing Note requests that its Amortizing Notes be issued in physical, certificated form, then, in each case, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of Certificated Amortizing Notes, shall authenticate and deliver Certificated Amortizing Notes in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Amortizing Note or Notes representing such Amortizing Notes (or in an aggregate principal amount equal to the principal amount of the Amortizing Notes in respect of which a beneficial owner has requested the issuance of Amortizing Notes in physical, certificated form pursuant to clause (iii) above) in exchange for such Global Amortizing Note or Notes (or relevant portion thereof).”

(c)                        The terms of Section 2.8 of the Base Indenture shall apply to the Amortizing Notes except as modified by this Section 7.04.

Section 7.05.  Disclaimer.  None of the Issuer, the Trustee, the Security registrar or the paying agent shall have any responsibility or obligation to any beneficial owner in a Global Amortizing Note, an agent member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any agent member, with respect to any ownership interest in the Global Amortizing Note or with respect to the delivery to any agent member, beneficial owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Global Amortizing Note.  All notices and communications to be given to the Holders and all payments to be made to Holders under the Amortizing Notes and this Indenture shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Amortizing Note).  The rights of beneficial owners in a Global Amortizing Note shall be exercised only through the Depositary subject to the applicable procedures.  The Issuer, the Trustee, the Security registrar and the paying agent shall be entitled to rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.  The Issuer, the Trustee, the paying agent and the Security registrar shall be entitled to deal with the Depositary, and any nominee thereof, that is the registered Holder of any Global Amortizing Note for all purposes of this Agreement relating to such Global Amortizing Note (including the payment or delivery of amounts due hereunder and the giving of instructions or directions by or to any beneficial owner) as the sole Holder of such Global Amortizing Note and shall have no obligations to the beneficial owners thereof.  None of the Issuer, the Trustee, the paying agent and the Security registrar shall have any responsibility or liability for any acts or omissions of the Depositary with respect to such Global Amortizing Note, for the records of any such Depositary, including records in respect of the beneficial owners of any such Global Amortizing Note, for any transactions between the Depositary and any agent member or between or among the Depositary, any such agent member and/or any Holder or beneficial owner of such Global Amortizing Note, or for any transfers of beneficial interests in any such Global Amortizing Note.

Notwithstanding the foregoing, with respect to any Global Amortizing Note, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any depositary (or its nominee), as a Holder, with respect to such Global Amortizing Note or shall impair, as between such Depositary and beneficial owners of such Global Amortizing Note, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Amortizing Note.

None of the Issuer, the Trustee, the paying agent or the Security registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Amortizing Note (including any transfers between or among participants of DTC, members or beneficial owners in any Global Amortizing Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE 8
REDEMPTION

Section 8.01.  Article Twelve of the Base Indenture Inapplicable.  The Amortizing Notes shall not be redeemable and Article Twelve of the Base Indenture shall not apply to the Amortizing Notes.

ARTICLE 9

REPURCHASE OF AMORTIZING NOTES AT THE OPTION OF THE HOLDER

Section 9.01.  Right to Repurchase.  If a Fundamental Change or a Reverse Merger Fundamental Change occurs, then each Holder of Amortizing Notes (whether any such Amortizing Note is a Separate Amortizing Note or a component of a Unit) shall have the right (the “Repurchase Right”) to require the Issuer to repurchase some or all of its Amortizing Notes for cash at the Repurchase Price per Amortizing Note to be repurchased on the Repurchase Date, pursuant to Section 9.03.

Section 9.02.  Repurchase Right Notice.  In connection with any Fundamental Change or Reverse Merger Fundamental Change, the Issuer shall provide to each Holder of Amortizing Notes (whether any such Amortizing Note is a Separate Amortizing Note or a component of a Unit) a notice (the “Repurchase Right Notice”) specifying:

(a)           the events causing the Fundamental Change or Reverse Merger Fundamental Change, as the case may be;

(b)           the date of the Fundamental Change or Reverse Merger Fundamental Change, as the case may be;

(c)           the name and address of the paying agent and any other applicable agent, if any;

(d)           the Repurchase Price;

(e)           the Repurchase Date;

(f)            the last date on which Holders of Amortizing Notes may exercise their Repurchase Right;

(g)           the procedures that Holders of Amortizing Notes must follow to require the Issuer to repurchase their Amortizing Notes; and

(h)           any other information that the Issuer determines is appropriate to include.

Such Repurchase Right Notice shall be delivered on or before the 20th calendar day after the occurrence of the relevant Fundamental Change or Reverse Merger Fundamental Change.  In addition, within five Business Days of the occurrence of any Reverse Merger Fundamental Change, the Issuer shall deliver notice thereof to Holders.

Section 9.03.  Procedures for Exercise.

(a)           To exercise the Repurchase Right, a Holder must deliver, prior to the close of business on the Business Day immediately preceding the Repurchase Date, the Amortizing Notes to be repurchased to the Paying Agent (or, if the relevant Amortizing Notes are components of Units, to the Units Agent pursuant to the Units Agreement), together with a duly completed written Repurchase Notice, in each case in accordance with appropriate procedures of the Depositary, unless the Amortizing Notes are not in the form of a Global Amortizing Note (or the Units are not in the form of a Global Unit, as the case may be), in which case such Holder must deliver the Amortizing Notes to be repurchased to the Paying Agent (or the Units that include the Amortizing Notes to be repurchased to the Units Agent pursuant to the Units Agreement, as the case may be), duly endorsed for transfer to the Issuer, together with a Repurchase Notice.

(b)           The Repurchase Notice must state the following:

(i)            if Certificated Amortizing Notes (or Definitive Units) have been issued, the certificate numbers of the Amortizing Notes (or Units), or if the Amortizing Notes (or Units) are in the form of a Global Amortizing Note (or a Global Unit, as the case may be), the Repurchase Notice must comply with appropriate procedures of the Depositary;

(ii)           the number of Amortizing Notes to be repurchased; and

(iii)          that the Amortizing Notes are to be repurchased by the Issuer pursuant to the applicable provisions of the Amortizing Notes and this Article 9.

Section 9.04.  Withdrawal of Repurchase Notice.

(a)           A Holder may withdraw any Repurchase Notice (in whole or in part) by a written, irrevocable notice of withdrawal delivered to the Paying Agent, with a copy to the Trustee and the Issuer, prior to the close of business on the Business Day immediately preceding the Repurchase Date.

(b)           The notice of withdrawal must state the following:

(i)            the number of the withdrawn Amortizing Notes;

(ii)           if Certificated Amortizing Notes (or Definitive Units) have been issued, the certificate numbers of the withdrawn Amortizing Notes (or Units, as applicable), or if the Amortizing Notes (or Units) are in the form of a Global Amortizing Note (or a Global Unit, as the case may be), the notice of withdrawal must comply with appropriate procedures of the Depositary; and

(iii)          the number of Amortizing Notes, if any, that remain subject to the Repurchase Notice.

Section 9.05.  Effect of Repurchase.

(a)           The Issuer shall be required to repurchase the Amortizing Notes with respect to which the Repurchase Right has been exercised on the Repurchase Date. To effectuate such repurchase, the Issuer shall deposit immediately available funds with the Paying Agent, on or prior to noon, New York City time, on the Repurchase Date, an amount or amounts sufficient to pay the Repurchase Price with respect to those Amortizing Notes for which the Repurchase Right has been exercised. A Holder electing to exercise the Repurchase Right shall receive payment of the Repurchase Price on the later of (i) the Repurchase Date and (ii) the time of book-entry transfer or the delivery of the Amortizing Notes (or Units, as applicable).

(b)           If the Paying Agent holds money on the Repurchase Date sufficient to pay the Repurchase Price with respect to those Amortizing Notes for which the Repurchase Right has been exercised, then (i) such Amortizing Notes shall cease to be Outstanding and interest shall cease to accrue thereon (whether or not book-entry transfer of the Amortizing Notes or Units, as applicable, is made or whether or not the Amortizing Notes or Units, as applicable, are delivered as required herein), and (ii) all other rights of the Holder shall terminate (other than the right to receive the Repurchase Price); provided that if the Repurchase Date falls between a Regular Record Date and the corresponding Installment Payment Date, the Holder as of such Regular Record Date shall retain the right to receive the related Installment Payment.

(c)           The Issuer shall, in connection with any repurchase offer pursuant to this Article 9, if required, (i) comply with the provisions of the tender offer rules under the Exchange Act that may then be applicable, (ii) file a Schedule TO or any other required schedule under the Exchange Act, and (iii) otherwise comply with all federal and state securities laws in connection with any repurchase offer pursuant to this Article 9, in each case, so as to permit the rights and obligations under this Article 9 to be exercised in the time and in the manner specified herein.

(d)           Notwithstanding anything to the contrary herein, no Amortizing Notes may be repurchased at the option of Holders if the scheduled, future Installment Payments thereon have been accelerated, and such acceleration has not been rescinded, on or prior to the Repurchase Date (except in the case of an acceleration resulting from a Default by the Issuer in the payment of the Repurchase Price with respect to such Amortizing Notes).

Section 9.06.  No Sinking Fund.  The Amortizing Notes are not entitled to the benefit of any sinking fund.

ARTICLE 10
[RESERVED]

ARTICLE 11
AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 11.01.  Amendments, Supplements and Waivers.  The Issuer, the Guarantors and the Trustee may amend, supplement or waive the Indenture, the Amortizing Notes or the Guarantees as provided in Article Eight of the Base Indenture; provided that, in addition to the limitations set forth in Section 8.2 of the Base Indenture, no amendment, supplement or waiver shall, without the consent of each Holder affected:

(i) alter the provisions set forth in Article 9 hereof (or any related definitions); (ii) make any change adverse to the interests of the Holders in the terms and conditions of any Guarantee by Hovnanian or any other Guarantor; or (iii) release any Guarantor from any of its obligations under its Guarantee or the Indenture otherwise than in accordance with the Indenture; provided further that the language in clause (g) of Section 8.1 of the Base Indenture beginning with “, and to add to this Indenture….” through the end of such clause is hereby deleted.

ARTICLE 12
RELEASE OF ISSUER

Section 12.01.  Release of Issuer.  The Issuer may be released from its obligations under the Indenture and the Amortizing Notes in accordance with the provisions of Article Fourteen of the Base Indenture.

ARTICLE 13
MISCELLANEOUS

Section 13.01.  GOVERNING LAW.  THIS SUPPLEMENTAL INDENTURE, THE AMORTIZING NOTES AND EACH GUARANTEE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, THE AMORTIZING NOTES AND EACH GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 13.02.  No Adverse Interpretation of Other Agreements.  This Supplemental Indenture may not be used to interpret another indenture or loan or debt agreement of Hovnanian, the Issuer or any subsidiary of Hovnanian.  Any such indenture or loan or debt agreement may not be used to interpret this Supplemental Indenture.

Section 13.03.  Successors and Assigns.  All covenants and agreements of the Issuer and the Guarantors in this Supplemental Indenture and the Amortizing Notes shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns.  All agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns and inure to the benefit of their respective successors and assigns.

Section 13.04.  Counterparts.  The parties may sign any number of counterparts of this Supplemental Indenture.  Each signed counterpart shall be an original, but all of them together represent the same agreement.

Section 13.05.  Severability.  To the extent permitted by applicable law, in case any one or more of the provisions contained in this Supplemental Indenture or in the

Amortizing Notes or the Guarantees shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Amortizing Notes or the Guarantees.

Section 13.06.  Effect of Headings.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 13.07.  Conflict of Any Provision of Indenture with TIA.  If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision included in this Supplemental Indenture or in the Indenture which is required to be included herein by any of Sections 310 to 317 of the TIA, inclusive, or is deemed applicable to the Indenture by virtue of the provisions of the TIA, such required provision shall control.

Section 13.08.  Ratification of Indenture.  The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as the Issuer

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC., as Guarantor

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

On behalf of each entity named in Schedule 1 hereto, as Guarantors

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Assistant Secretary and Financial Services Officer

SCHEDULE 1

Guarantors

ARBOR TRAILS, LLC

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

DULLES COPPERMINE, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN ENTERPRISES, INC. (PARENT COMPANY)

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ACQUA VISTA, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BENSALEM, LLC

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE V, L.L.C.

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

Schedule 1-1

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EASTLAKE, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA COSTA, LLC

K. HOVNANIAN AT LA HABRA KNOLLS, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

Schedule 1-2

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MENIFEE, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MOSAIC, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, LLC

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARK LANE, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

Schedule 1-3

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PRESERVE, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

Schedule 1-4

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE, VIII, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT WINCHESTER, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

Schedule 1-5

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC

Schedule 1-6

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, LLC

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

KHIP, L.L.C.

LANDARAMA, INC.

M&M AT CHESTERFIELD, LLC

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MMIP, L.L.C.

NEW LAND TITLE AGENCY, LLC

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

Schedule 1-7

EXHIBIT A

[FORM OF FACE OF AMORTIZING NOTE]

[THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

* Include only if a Global Amortizing Note.

K. HOVNANIAN ENTERPRISES, INC.

11.00% SENIOR AMORTIZING NOTES DUE 2017

CUSIP No.:	442488 BQ4
ISIN No.:	US442488BQ46

No.                                                                                                                             [Initial]* Number of Amortizing Notes:

K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Issuer”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [CEDE & CO., as nominee of The Depository Trust Company]* [                  ]**, or registered assigns (the “Holder”), the initial principal amount of $231.49 for each of the number of Amortizing Notes set forth above[, or such other number of Amortizing Notes reflected on the books and records of the Depositary and the Trustee, in accordance with the terms of the Indenture, but which number of Amortizing Notes, taken together with the number of all other outstanding Amortizing Notes, shall not exceed 100,000 Amortizing Notes at any time]*, in equal semi-annual installments (except for the first such payment) (each such payment, an “Installment Payment,” constituting a payment of interest at the rate per year of 11.00% and a partial repayment of principal) payable on each June 1 and December 1, commencing on June 1, 2013 (each such date, an “Installment Payment Date” and the period from, and including, October 2, 2012 to, but excluding, the first Installment Payment Date and each subsequent full semi-annual period from, and including, an Installment Payment Date to, but excluding, the immediately succeeding Installment Payment Date, an “Installment Payment Period”), all as set forth on the reverse hereof, with the final Installment Payment due and payable on December 1, 2017.

The Installment Payment on any Installment Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If an Installment Payment is payable for any period shorter or longer than a full Installment Payment Period, such Installment Payment shall be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any Installment Payment Date is not a Business Day, then payment of the Installment Payment on such date shall be made on the next succeeding day that is a Business Day, and without any interest or other payment in respect of any such delay. However, if such Business Day is in the next succeeding calendar year, then such Installment Payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date when such Installment Payment was originally due. Installment Payments shall be paid to the Person in whose name the Amortizing Note is registered at the close of business on May 15 or November 15, as applicable (each, a “Regular Record Date”).  Installment Payments shall be payable at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York or in Delaware; provided, however, that payment of Installment Payments may be made at the option of the Issuer by check mailed to the registered Holder at such address as shall appear in the Security register or by wire transfer to an account appropriately designated by the Holder entitled to payment.

This Amortizing Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose until the Certificate of Authentication shall have been manually signed by or on behalf of the Trustee.

Reference is hereby made to the further provisions of this Amortizing Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

[SIGNATURES ON THE FOLLOWING PAGE]

* Include only if a Global Amortizing Note or a Component Amortizing Note.

** Include only if not a Global Amortizing Note or a Component Amortizing Note.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

Wilmington Trust Company, as Trustee, certifies that this is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

Dated:

WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Signatory

[REVERSE OF AMORTIZING NOTE]

K. HOVNANIAN ENTERPRISES, INC.

11.00% Senior Amortizing Notes due 2017

This Amortizing Note is one of a duly authorized series of Securities of the Issuer designated as its 11.00% Senior Amortizing Notes due 2017 (herein sometimes referred to as the “Amortizing Notes”), issued under the Senior Indenture, dated as of February 14, 2011, among the Issuer, Hovnanian Enterprises, Inc. (“Hovnanian”), the other Guarantors from time to time party thereto and Wilmington Trust Company, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture) (including any provisions of the TIA that are deemed incorporated therein) (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture, dated as of October 2, 2012 (the “Fifth Supplemental Indenture”), among the Issuer, Hovnanian, the other Guarantors from time to time party thereto, and the Trustee (the Base Indenture as supplemented by the Fifth Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that Securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates. This series of Securities is limited in initial aggregate principal amount as specified in the Fifth Supplemental Indenture.

Each Installment Payment shall constitute a payment of interest (at a rate of 11.00% per annum) and a partial repayment of principal on the Amortizing Note, allocated as set forth in the schedule below:

Scheduled Installment Payment Date	Amount of Principal	Amount of Interest
June 1, 2013	$22.92	$16.91
December 1, 2013	$18.53	$11.47
June 1, 2014	$19.55	$10.45
December 1, 2014	$20.62	$9.38
June 1, 2015	$21.76	$8.24
December 1, 2015	$22.95	$7.05
June 1, 2016	$24.22	$5.78
December 1, 2016	$25.55	$4.45
June 1, 2017	$26.95	$3.05
December 1, 2017	$28.44	$1.56

The Amortizing Notes shall not be subject to redemption at the option of the Issuer. However, a Holder shall have the right to require the Issuer to repurchase some or all of its Amortizing Notes for cash at the Repurchase Price per Amortizing Note and on the Repurchase Date, upon the occurrence of certain events and subject to the conditions set forth in the Indenture.

This Amortizing Note is not entitled to the benefit of any sinking fund. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Amortizing Note upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Amortizing Note.

If an Event of Default with respect to the Amortizing Notes shall have occurred and be continuing, then (unless no declaration of acceleration or notice is required for such Event of Default) either the Trustee or the Holders of not less than 25% in principal amount of the Amortizing Notes then outstanding may declare all future, scheduled Installment Payments on the Amortizing Notes to be due and payable immediately, in the manner, subject to the conditions and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Issuer and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding, to execute supplemental indentures for certain purposes as described therein.

No provision of this Amortizing Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay Installment Payments on this Amortizing Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

The Amortizing Notes are guaranteed, on a senior basis, by the Guarantors as set forth in the Indenture and the Guarantee endorsed hereon.

The Amortizing Notes are originally being issued as part of the 6.00% Exchangeable Note Units (the “Units”) issued by Hovnanian and the Issuer pursuant to that certain Units Agreement, dated as of October 2, 2012, among Hovnanian, the Issuer and Wilmington Trust Company, as Units Agent (the “Units Agreement”).  Reference is hereby made to the Units Agreement for a description of the terms thereof applicable to the Units.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Amortizing Note shall be registered on the Security register of the Issuer, upon due presentation of this Amortizing Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York or in Delaware, duly endorsed by, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Amortizing Note or Notes in authorized denominations and for a like aggregate principal amount.

The Amortizing Notes are initially issued in registered, global form without coupons in denominations initially equal to $231.49 and integral multiples in excess thereof.

The Issuer or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of this Amortizing Note.  No service charge shall be made for any such transfer or for any exchange of this Amortizing Note as contemplated by the Indenture.

The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name this Amortizing Note is registered upon the Security register for the Amortizing Notes as the absolute owner of this Amortizing Note (whether or not this Amortizing Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of the Indenture, interest, if any, on this Amortizing Note and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Amortizing Note and the Indenture, and any claim, controversy or dispute arising under or related to the Indenture or this Amortizing Note, shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Capitalized terms used but not defined in this Amortizing Note shall have the meanings ascribed to such terms in the Indenture.

No recourse shall be had for the payment of any Installment Payment on this Amortizing Note, or for any claim based hereon, or upon any obligation, covenant or agreement of the Issuer in the Indenture, against any incorporator, stockholder, officer or director, past, present or future of the Issuer or of any predecessor or successor, either directly or through the Issuer or any successor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Amortizing Note.

In the event of any inconsistency between the provisions of this Amortizing Note and the provisions of the Indenture, the Indenture shall prevail.

[FORM OF NOTATION ON AMORTIZING NOTE RELATING TO GUARANTEE]

GUARANTEE

The undersigned (the “Guarantors”) hereby unconditionally guarantee, jointly and severally, to each Holder and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Amortizing Notes or the obligations of the Issuer thereunder or under the Amortizing Notes, that (i) the due and punctual payment of the principal of, interest on (including, without limitation, Installment Payments and the Repurchase Price of any Amortizing Notes payable pursuant to Article 9 of the Fifth Supplemental Indenture, if applicable), and all other amounts owing with respect to the Amortizing Notes, whether on the Maturity Date, on any Repurchase Date or on any Installment Payment Date, by acceleration or otherwise, if lawful, and all other obligations of the Issuer to the Holders or the Trustee thereunder or under the Amortizing Notes shall be promptly paid in full when due or performed in accordance with the terms of the Indenture and the Amortizing Notes, including all amounts payable to the Trustee, and (ii) in case of any extension of time of payment or renewal of any Amortizing Notes or any of such other obligations, the same shall be promptly paid in full when due or shall be performed in accordance with the terms of the extension or renewal, whether on the applicable due dates, by acceleration or otherwise (each such guarantee, a “Guarantee”).

No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such Person’s status as stockholder, officer, director, employee or incorporator. Each Holder of an Amortizing Note by accepting an Amortizing Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

Each Holder of an Amortizing Note by accepting an Amortizing Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Amortizing Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

The Guarantee, and any claim, controversy or dispute arising under or related to the Guarantee, shall be governed by and construed in accordance with the laws of the State of New York.

In the event of any inconsistency between the provisions of this Guarantee and the provisions of the Indenture, the Indenture shall prevail.

IN WITNESS WHEREOF, the Guarantors have caused this instrument to be executed.

Dated:

On behalf of each of the entities listed on Schedule A hereto

By:
Name:
Title:

Schedule A

ARBOR TRAILS, LLC

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

DULLES COPPERMINE, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN ENTERPRISES, INC. (PARENT COMPANY)

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ACQUA VISTA, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BENSALEM, LLC

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE V, L.L.C.

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EASTLAKE, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA COSTA, LLC

K. HOVNANIAN AT LA HABRA KNOLLS, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MENIFEE, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MOSAIC, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, LLC

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARK LANE, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO,  L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PRESERVE, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE, VIII, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT WINCHESTER, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, LLC

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

KHIP, L.L.C.

LANDARAMA, INC.

M&M AT CHESTERFIELD, LLC

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MMIP, L.L.C.

NEW LAND TITLE AGENCY, LLC

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Amortizing Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Amortizing Note on the books of the Issuer. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Amortizing Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

By:
Name:
Title:

as Trustee

By:
Name:
Title:

Attest

By:
Name:
Title:

FORM OF REPURCHASE NOTICE

TO:                   K. HOVNANIAN ENTERPRISES, INC.
WILMINGTON TRUST COMPANY, as Trustee

The undersigned registered Holder hereby irrevocably acknowledges receipt of a notice from K. Hovnanian Enterprises, Inc. (the “Issuer”) regarding the right of Holders to elect to require the Issuer to repurchase the Amortizing Notes and requests and instructs the Issuer to pay, for each Amortizing Note designated below, the Repurchase Price for such Amortizing Notes (determined as set forth in the Indenture), in accordance with the terms of the Indenture and the Amortizing Notes, to the registered Holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Amortizing Notes shall be repurchased by the Issuer as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture.

Dated:

Signature:

NOTICE: The above signature of the Holder hereof must correspond with the name as written upon the face of the Amortizing Notes in every particular without alteration or enlargement or any change whatever.

Amortizing Notes Certificate Number (if applicable):

Number of Amortizing Notes to be repurchased (if less than all, must be one Amortizing Note or integral multiples in excess thereof):

Social Security or Other Taxpayer Identification Number:

EXHIBIT B

SUPPLEMENTAL INDENTURE

dated as of                       ,

among

K. HOVNANIAN ENTERPRISES, INC.

HOVNANIAN ENTERPRISES, INC.

The Other Guarantors Party Hereto

and

WILMINGTON TRUST COMPANY,

as Trustee

11.00% Senior Amortizing Notes due 2017

THIS [           ] SUPPLEMENTAL INDENTURE (this “[            ] Supplemental Indenture”), entered into as of                           , among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), [list each new guarantor and its jurisdiction of incorporation] (each an “Undersigned”) and Wilmington Trust Company, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, Hovnanian, the other Guarantors party thereto and the Trustee entered into the Senior Indenture dated as of February 14, 2011 (as supplemented, the “Indenture”) as supplemented by the Fifth Supplemental Indenture dated as of October 2, 2012 (the “Fifth Supplemental Indenture”), relating to the Issuer’s 11.00% Senior Amortizing Notes due 2017 (the “Amortizing Notes”);

WHEREAS, as a condition to the purchase of the Amortizing Notes by the Holders, Hovnanian agreed pursuant to the Indenture to cause any newly acquired or created Subsidiaries guaranteeing Applicable Debt (or any Subsidiaries that did not originally guarantee the Amortizing Notes but subsequently guarantee Applicable Debt) or, if the Applicable Debt is no longer outstanding any Subsidiaries that would have subsequently been required to guarantee Applicable Debt pursuant to the terms thereof as of the Issue Date, to provide Guarantees of the Amortizing Notes, subject to certain limitations.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1.  Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

SECTION 2.  Each Undersigned, by its execution of this [                ] Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to Article 5 of the Fifth Supplemental Indenture.  Each Undersigned shall also execute a Guarantee Notation in respect of the Amortizing Notes.

SECTION 3.  This [                  ] Supplemental Indenture, and any claim, controversy or dispute arising under or related to this [                  ] Supplemental Indenture, shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 4.  This [                  ] Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

SECTION 5.  This [                  ] Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this [                  ] Supplemental Indenture will henceforth be read together.

SECTION 6.  The recitals herein contained are made solely by the Issuer, Hovnanian and the Guarantors and not by the Trustee, and the Trustee assumes no responsibility for the validity or accuracy thereof.

IN WITNESS WHEREOF, the parties hereto have caused this [             ] Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC., as Guarantor

By:
Name:
Title:

On behalf of each entity named in Schedule 1 hereto, as Guarantors

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Trustee

By:
Name:
Title: